Exhibit 3.1

                                                                    P01000038592
                                                                           FILED
                                                                  April 17, 2001
                                                                   Sec. Of State

                      Electronic Articles of Incorporation
                                       For
                          NEW MILLENIUM PACKAGING, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:


                                    Article I

The name of the corporation is:

                          NEW MILLENIUM PACKAGING, INC.

                                   Article II

The pricinciple place of business address:

                         265 SUNRISE AVENUE
                         SUITE 204
                         PALM BEACH, FL   33480

The mailing address of the corporation is:

                         265 SUNRISE AVENUE
                         SUITE 204
                         PALM BEACH, FL   33480

                                   Article III

The purpose for which this corporation is organized is:

                         ANY AND ALL LAWFUL BUSINESS

                                   Article IV

The number of shares the corporation is authorized to issue is:

                         1,000,000 COMMON;  1,000,000 PREFERRED


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                                                                    P01000038592
                                                                           FILED
                                                                  April 17, 2001
                                                                   Sec. Of State


Article V

The name and Florida street address of the registered agent is:

                         DONALD F.  MINTMIRE
                         265 SUNRISE AVENUE
                         SUITE 204
                         PALM BEACH, FL   33480

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Siganture: DONALD F.  MINTMIRE


Article VI

The name and address of the incorporator is:

                                    DONALD F.  MINTMIRE
                                    265 SUNRISE AVENUE
                                    SUITE 204
                                    PALM BEACH, FL   33480

Incorporator Siganture: DONALD F.  MINTMIRE